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                       SECURITIES AND EXCHANGE COMMISSION

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported) May 23, 2001

                                Bio-Plexus, Inc.
               (Exact Name of Registrant as Specified in Charter)

         Connecticut                 0-24128               06-1211921
  (State or Other Jurisdiction     (Commission           (IRS Employer
       of Incorporation)           File Number)         Identification No.)

                      129 Reservoir Road, Vernon, CT 06066
                    (Address of Principal Executive Offices)

         Registrant's telephone number, including area code (860) 870-6112



          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events


     Bio-Plexus, Inc. (the "Company") reports that quotes for its common stock now may be obtained via the Pink Sheets. The press release related to obtaining quotations of the Company's common stock is Exhibit 99.1 to this filing, and is incorporated herein by reference.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BIO-PLEXUS, INC.



                                               By:   /s/ John S. Metz
                                                     ---------------------------
                                                     Name:  John S. Metz
                                                     Title: President and Chief
                                                            Executive Officer

Date:  June 5, 2001



                                  EXHIBIT INDEX


Exhibit No.    Description

     99.1 Press Release related to the availability of quotations of the Company's common stock via the Pink Sheets.